CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, share authorized	10,000,000,000	10,000,000,000
Ordinary shares, shares issued	826,943,309	826,943,309
Ordinary shares, shares outstanding	809,247,109	808,448,289
Treasury shares, at cost	11,671,525	11,683,474